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                                                                    EXHIBIT 10.5

                         NATIONAL VISION SERVICES, INC.
                 (a subsidiary of Eye Care International, Inc.)

                               PROVIDER AGREEMENT

THIS AGREEMENT is made the _____ day of ______________________, 20__, by and between ___________________________________________________, with its principal place of business at
____________________________________________________________________________,
hereinafter referred to as "PROVIDER," and National Vision Services, Inc. (NVS), a Florida Corporation, with its principal place of business at 1511 N. Westshore Blvd., Suite 925, Tampa, Florida 33607.

RECITALS

WHEREAS, NVS is affiliated with Eye Care International, Inc. ("ECI"), a non-insurance based discount network, which provides its Program Members with various services in the eye care industry; and

WHEREAS, PROVIDER has agreed to participate in the various ECI programs (hereinafter collectively called the "Program"), which give Program Members, among other things, the right to purchase eyewear at the prices set forth on PRICE SCHEDULE 1; and

WHEREAS, NVS and PROVIDER desire to enter into an agreement whereby NVS will direct patients to approved PROVIDER eye care centers;

NOW THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

DUTIES OF PROVIDER

1. PROVIDER agrees to sell its products and services to all Program Members and any additional groups validated by ECI at pricing and dispensing fees listed on PRICE SCHEDULE 1, or your current ?sale? price, if lower.

2. PROVIDER will give a 20% discount off established retail prices on contact lenses (disposables not included), non-prescription sunglasses, and other items offered at retail.

3. PROVIDER examinations and contact lens fitting fees may be charged according to the PROVIDER'S usual and customary fee structure. PROVIDER'S current usual and customary fee is the following:

                  For a standard exam:               $________________________
                  For a standard contact lens exam:  $________________________
                  For a contact lens fitting:        $________________________

4. PROVIDER understands neither NVS or ECI is an insurance or a third party payor. PROVIDER is responsible for all billings and collections resulting from the sale of its products and services, except as herein specifically provided to the contrary.

5. PROVIDER understands that, notwithstanding Paragraph 4 above, ECI may, from time to time, enter into agreements with patient groups, which agreements provide for third party payment of PROVIDER'S fees. With respect to such agreements, upon being notified of same by NVS, PROVIDER agrees to bill either NVS or ECI's designated administrator (at NVS's election) for services rendered to the individual Program Member. It is understood that payment will be forwarded to the PROVIDER by either NVS or said third party administrator, as the case may be, within five (5) days of receipt.

6. PROVIDER understands he/she is NOT RESPONSIBLE TO PAY ANY FEE TO NVS or ECI, with respect to the joining of the NVS networks or with respect to any Program Member directed to PROVIDER by NVS.

7. FREE EYE EXAM PROGRAM: Provider agrees to participate in the ECI eye exam program. Under this program, provider will perform, without charge, one refraction per family membership per year. Exams for contact lenses are specifically excluded from this program. The standard NVS price schedule shall be used for prescriptions filled as a result of this examination. All other family members receiving an eye exam will be charged providers usual and customary fee.

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8.       PROVIDER agrees to maintain and keep current his/her appropriate licenses required to conduct business, including malpractice insurance of not less than one million dollars. If requested by NVS, PROVIDER agrees to name ECI and/or such other sponsor of the Program as may be identified by ECI, as an additional named insured provided that if the cost of same exceeds $50, NVS agrees to pay such sum over and above said $50.

9. PROVIDER will provide all Program Members with the same office hours, services, and products as that of non-members.

10. PROVIDER agrees that, with respect to a Program Member, when referral to an ophthalmologist is indicated, PROVIDER will direct the patient to the ECI toll-free number (800-ELITE-36), and will not otherwise refer the patient to a non-ECI ophthalmologist.

11. PROVIDER agrees all participating eye care centers will release to Program Members eyewear prescriptions resulting from an examination at his/her office to include the following:

                  a)       Provider location number
                  b)       Doctor's name, address, and telephone number
                  c)       Member's prescription

12. PROVIDER agrees Program Member is not obligated to use PROVIDER as the examining doctor and agrees to fill the Program Member's prescription regardless of where the Program Member's eyes have been examined. Any remakes or redos due to incorrect outside prescriptions are the responsibility of, and may be charged to the Program Member.

13. PROVIDER agrees to honor the ELITE card or any other card authorized by NVS through the renewal date indicated on the membership card. All immediate family members are entitled to full privileges of the card for unlimited use during the year.

14. PROVIDER agrees to honor a 30-day unconditional guarantee given by ECI to Program Members by refunding their money if for any reason they return their glasses or contacts within 30 days from the date of purchase. Exams are not included in the guarantee.

15. PROVIDER agrees to the use of his/her name or the name of his/her practice, as well as his/her address and telephone number in any locator service, promotional campaign, or directly as it relates to the Program.

16. PROVIDER warrants and guarantees the satisfaction of the products and services to ECI and the valued Program Members. Said guarantee shall be consistent with industry standards and shall extend to guarantees currently being offered or offered in the future by PROVIDER.

CONFIDENTIALITY: NON-COMPETITION

1. PROVIDER agrees that during the term of this Agreement, and for a period of two (2) years thereafter, PROVIDER will not permit the use by itself, or others, and will not disclose to any person, firm, or corporation, any technical or proprietary information obtained relating to the operation of NVS or ECI, without the express written consent of both NVS and ECI.

2. PROVIDER agrees not to approach, pursue, or engage in business activity with any individual, group, corporation, or other entity brought to PROVIDER through NVS or ECI.

HOLD HARMLESS

         PROVIDER agrees to indemnify, defend and hold ECI and any other sponsor (private label) of the Program harmless from any and all claims, disputes, liability, or causes of action arising out of the subject of this Agreement occurring as a result of vision care services provided to Program Members.



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TERM: TERMINATION

         This Agreement shall remain in full force and effect for an initial term of one (1) year unless either party terminates it with cause. Thereafter, this Agreement shall automatically renew for the same term unless either party gives the other ninety (90) days written notice of its intentions not to renew prior to an otherwise scheduled renewal date.

GOVERNING LAW

         THIS AGREEMENT IS MADE IN THE COUNTY OF PINELLAS, STATE OF FLORIDA, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA. IF ANY OF TERMS OF THIS AGREEMENT DIFFER OR CONFLICT WITH ANY FEDERAL, STATE OR LOCAL LAWS, THE FEDERAL, STATE OR LOCAL LAW SHALL PREVAIL AND THE CONFLICTING PROVISION SHALL AUTOMATICALLY BE DEEMED STRICKEN.

NOTICE

         Any notice of correspondence required or necessary under this Agreement shall be directed by U.S. Mail, certified or registered, postage paid, to the addresses set out in this Agreement or as may be designated from time to time.

ENTIRE AGREEMENT: MODIFICATION

         This Agreement contains the prior understanding of the parties hereto and supersedes any and all prior written or oral agreements between the parties. This Agreement shall not be modified except by an agreement in writing executed by the parties.

PROVISIONS BINDING

         This Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors, and assigns.

List all languages, other than English, that you and/your professional staff speak.

         I SPEAK                    MY STAFF SPEAKS           LEVEL OF FLUENCY
         -------                    ---------------           ----------------

________________________     ______________________________   __________________

________________________     ______________________________   __________________

PROVIDERS AND LOCATIONS

List below all office locations, including zip codes, that you would like in our computer directory, and the names of all providers servicing your practice for purposes of patient referrals.

         PROVIDERS NAME                     OFFICE LOCATION
         --------------                     ---------------

_________________________________    _________________________________________

_________________________________    _________________________________________

(If additional space is needed, please list on a separate sheet of paper and attach to this Agreement.)

Please check all categories, which apply to your office(s):

____  Optician   ____  Eyeglass Examinations      ____  Dispense Eyeglasses
____  O.D.       ____  Contact Lens Examinations  ____  Dispense Contact Lenses
____  M.D.


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Name of Business_______________________________________________________________

Address _______________________________________________________________________

City _____________________________________ State _____________ Zip ____________

Telephone __________________________ Office Hours _____________________________

I (the undersigned individual eye care provider or authorized company officer) hereby apply for membership with National Vision Services, Inc. and further agree to abide by the rules and regulations of this Agreement.

Authorized by:                   Authorized by National Vision Services, Inc.

____________________________     ______________________________________________
Name and title (signature)                Name and title (signature)

____________________________     ______________________________________________
Print name                       Acceptance Date



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                            NATIONAL VISION SERVICES
                 (A SUBSIDIARY OF EYE CARE INTERNATIONAL, INC.)


                                PRICE SCHEDULE 1

                           DISPENSING FEE (PER PAIR):

------------------------------------------------------------------------------------------------------------------------------------
Single Vision.................................$30.00      Cataract or other specialty lenses........................$50.00
Bifocal........................................35.00      Frame only...............................................  15.00
Trifocal.......................................40.00      Lenses only.......................1/2 the regular dispensing fee
Progressive....................................50.00
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

                            GLASS AND PLASTIC LENSES:
                       Edged and Assembled for ZYL frames
                               Sphere PL to +/-400
    Cylinder .025 to -400 (For higher powers add $1.00 per lens, per diopter)

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                                              Per Pair                                                              Per Pair
                                              --------                                                              --------
Single Vision..................................$19.95           Executive Bifocal.....................................$39.95
Bifocal (25, 28, RD)........................... 34.95           Executive Trifocal.................................... 54.95
Trifocal (25, 28).............................. 46.95           Blended Bifocal....................................... 52.95
Bifocal (35)................................... 39.95           Progressive........................................... 73.95
Trifocal (8X35)................................ 54.95           Varilux............................................... 85.95
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

                          ADDITIONAL CHARGES PER PAIR:

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                                                              SINGLE VISION         BIFOCAL        TRIFOCAL     PROGRESSIVE
                                                              -------------         -------        --------     -----------
Oversize 56 Eye Size and Over                                     $ 7.00             $10.00          $10.00        $   --
FDA Hardening and Testing                                           4.00               4.00            4.00          4.00
Prescribed Prism (.25 to 3.00)                                      4.00               4.00            4.00          4.00
TINT:
Glass:  Rose 1 & 2                                                  6.00               9.00           10.00            --
Green & Gray 2 & 3                                                  6.00               9.00           10.00            --
Plastic:  all solid                                                 7.00               7.00            7.00          7.00
Plastic:  single gradient                                           9.00               9.00            9.00          9.00
Plastic:  double gradient                                          11.00              11.00           11.00         11.00
UV 400                                                              9.00               9.00            9.00          9.00
Photochromic                                                       11.00              19.00           24.00         24.00
Transitions                                                        53.00              66.00           66.00         66.00
Factory Scratch Coat                                               12.00              14.00           14.00            --
Polycarbonate                                                      14.00              18.00           33.00         40.00
Lite Style                                                         25.00              29.00           44.00         51.00
Ultra Litestyle                                                    33.00              37.00           52.00         59.00
High Index                                                         40.00              48.00           48.00         48.00
Wire Mounting                                                       4.00               4.00            4.00          4.00
Rimless Mounting                                                    8.00               8.00            8.00          8.00
Edge & Mount Half Eye                                               7.00                 --             --             --
Polish Edges                                                        8.00               8.00            8.00          8.00
Over 3.00 Add                                                         --               9.00            9.00          9.00
Multi-Layered AR Coating                                           29.95              29.95           29.95         29.95
Mirage 2000                                                        32.95              32.95           32.95         32.95
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


                                     FRAMES:

Charge current FRAMES or FRAME FAX price. If the frame is not listed in either aforementioned periodicals, charge acquisition cost.

                                  OTHER ITEMS:

CONTACT LENSES (disposables not included), NON-PRESCRIPTION Sunglasses: give a 20% discount off your established retail price. ALL OTHER ITEMS NOT LISTED (i.e. sundry items), give 30% off your established retail price.

NOTE: IF PROVIDER'S ACQUISITION COST OF FRAMES AND/OR LENSES IS HIGHER THAN THE SCHEDULE, CHARGE THE ACQUISITION COST.




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